Summary Prospectus February 1, 2017

MassMutual Select Funds

MassMutual RetireSMARTSM Moderate Growth Fund

Ticker: Class I–MROUX, Class R5–MRSSX, Service Class–MROYX, Administrative Class–MRSLX, Class A–MOGAX, Class R4–MROZX, Class R3–MROTX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.massmutual.com/funds. You can also get this information at no cost by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com.

INVESTMENT OBJECTIVE

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. For Class A shares, you may qualify for sales charge discounts if you invest, or agree to invest in the future, at least $25,000 in MassMutual funds. More information about these and other discounts is available in the section titled Sales Charges by Class beginning on page 152 of the Fund’s Prospectus or from your financial professional.

Shareholder Fees (fees paid directly from your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	None	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class R5	Service Class	Adminis- trative Class	Class A	Class R4	Class R3
Management Fees	.00%	.00%	.00%	.00%	.00%	.00%	.00%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	.25%	.25%	.50%
Other Expenses	.09%	.19%	.29%	.39%	.39%	.29%	.29%
Acquired Fund Fees and Expenses	.64%	.64%	.64%	.64%	.64%	.64%	.64%
Total Annual Fund Operating Expenses(1)	.73%	.83%	.93%	1.03%	1.28%	1.18%	1.43%
Expense Reimbursement	(.14%)	(.14%)	(.14%)	(.14%)	(.14%)	(.14%)	(.14%)
Total Annual Fund Operating Expenses after Expense Reimbursement(2)	.59%	.69%	.79%	.89%	1.14%	1.04%	1.29%

(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(2)

Effective September 27, 2016, MML Advisers changed the domestic and international mutual funds sponsored by MML Advisers or its affiliates (“Underlying Funds”) in which the Fund invests to include two recently-launched Underlying Funds. In connection with this change, MML Advisers entered into a written agreement, effective September 27, 2016, to cap the fees and expenses of the Fund (other than extraordinary litigation and legal expenses, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses), including Acquired Fund Fees and Expenses (calculated for this purpose at least monthly based on the Fund’s year to date average net assets of each Underlying Fund over the preceding period and the net expense ratio of each Underlying Fund stated in its then-current prospectus or most recent filing), through January 31, 2018, to the extent that such expenses would otherwise exceed .59%, .69%, .79%, .89%, 1.14%, 1.04%, and 1.29% for Classes I, R5, Service, Administrative, A, R4, and R3, respectively. The Total Annual Fund Operating Expenses after

Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers. Because the expenses of the recently-launched Underlying Funds are lower than those of the Underlying Funds invested in by the Fund prior to September 27, 2016, MML Advisers expects that the cost to it of the Expense Reimbursement will be less than that shown in the table.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$60	$219	$392	$893
Class R5	$70	$251	$447	$1,012
Service Class	$81	$282	$501	$1,130
Administrative Class	$91	$314	$555	$1,247
Class A	$685	$945	$1,224	$2,020
Class R4	$106	$361	$636	$1,419
Class R3	$131	$439	$768	$1,701

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund is a “fund of funds” and seeks to achieve its investment objective by investing in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MassMutual Select Funds and MassMutual Premier Funds (which are advised by MML Advisers), Barings Funds (which are advised by Barings LLC, formerly known as Babson Capital Management LLC (“Barings”), a wholly-owned, indirect subsidiary of MassMutual), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (“OFI Global Asset Management”), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. Underlying Funds may also invest some or all of their assets directly or indirectly in one or more commodities or commodities-related investments or may themselves invest using an asset allocation strategy among equity, fixed income, money market, commodity, and other investments. The Fund has an asset allocation strategy that emphasizes the potential for moderate growth (relative to the other risk-based MassMutual RetireSMART Funds), with approximately 85% of its assets invested in equity and similar funds and approximately 15% invested in fixed income funds, including money market funds. Under normal circumstances, the Fund’s asset allocation among equity and fixed income funds is generally expected to vary by no more than plus or minus five percentage points from the target asset allocation strategy. In its periodic determination of the Fund’s asset allocation to Underlying Funds, MML Advisers will attempt to select Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage). The Fund is designed for use as part of an overall investment strategy by an investor who is saving for, or is already in, retirement.

The table below shows the Fund’s approximate allocation, as of January 13, 2017, among various asset classes and Underlying Funds. The Fund’s investment adviser, MML Advisers, intends to manage the Fund according to the Fund’s asset allocation strategy, and does not intend to trade actively among Underlying Funds or to attempt to capture short-term market opportunities as primary activities. MML Advisers may modify the asset allocation strategy or the selection of Underlying Funds from time to time, and may invest in other Underlying Funds, including any Underlying Funds that may be created in the future. At any given time, the Fund’s asset allocation may be affected by a variety of factors (such as, for example, whether an Underlying Fund is accepting additional investments). A description of the Underlying Funds is included in Appendix D of the Statement of Additional Information (“SAI”).

Equity Funds	80.7%
—Domestic Equity Funds
MM Select Equity Asset (NTI)	38.4%
Select Diversified Value (Brandywine Global/Loomis Sayles)	2.2%
Select Fundamental Value (Wellington Management)	2.0%
Select Large Cap Value (Barrow Hanley/Huber Capital Management)	1.8%
Premier Disciplined Value (Barings)	2.3%
Select Focused Value (Harris)	1.8%
Select Fundamental Growth (Wellington Management)	2.0%
Select Blue Chip Growth (T. Rowe Price/Loomis Sayles)	2.2%
Select Growth Opportunities (Sands Capital/Jackson Square)	1.4%
Premier Disciplined Growth (Barings)	2.2%
Select Mid-Cap Value (American Century/Systematic)	2.7%
Select Small Cap Value Equity (Wellington Management/Barrow Hanley)	2.5%
Select Small Company Value (Federated Clover/T. Rowe Price/Invesco)	1.0%
Select Mid Cap Growth Equity II (T. Rowe Price/Frontier)	1.9%
Select Small Cap Growth Equity (Wellington Management/OFI Global)	1.7%
Oppenheimer Real Estate (OFI Global Asset Management)	0.6%
—International/Global Equity Funds
Select Diversified International (J.P. Morgan)	1.4%
Select Overseas (J.P. Morgan/MFS/Harris)	7.2%
Premier International Equity (OFI Global)	2.9%
Premier Strategic Emerging Markets (OFI Global)	2.6%

Fixed Income Funds	14.9%
MM Select Bond and Income Asset (NTI)	3.7%
Premier Short-Duration Bond (Barings)	2.2%
Premier Inflation-Protected and Income (Barings)	0.6%
Premier Core Bond (Barings)	2.2%
Select Total Return Bond (MetWest)	1.0%
Select Strategic Bond (Western Asset)	0.8%
Premier High Yield (Barings)	2.7%
Oppenheimer International Bond Fund (OFI Global Asset Management)	1.0%
Barings Global Floating Rate (Barings)	0.7%

Other Funds	4.4%
DFA Commodity Strategy (DFA)	4.4%

Note: the allocation percentages have been rounded to one decimal place. The allocation among equity, fixed income, and certain other funds therefore does not equal 100%.

Through its investments in Underlying Funds, the Fund may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return or to attempt to protect against adverse changes in currency exchange rates. An Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an Underlying Fund may create investment leverage. An Underlying Fund may enter into repurchase agreement transactions. An Underlying Fund may invest in mortgage-backed or other asset-backed securities. An Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. The Fund will bear a pro rata share of the Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the Underlying Funds.

Principal Risks

The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Underlying Funds.

Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in other bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price.

Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.

Commodities-Related Investments Risk Commodity prices (including precious metals) can be extremely volatile and exposure to commodities can cause the net asset value of the Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The values of physical commodities or commodity-linked derivative instruments may be affected by changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, international economic, political and regulatory developments, or factors affecting a particular region, industry or commodity. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.

Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence, or announcements of economic, political, or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, and regulatory conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), and credit risk. These risks may be heightened due to the current historically low interest rate environment.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by companies with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, other economic sanctions, and tax increases. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time.

Management Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. The market for mortgage- and asset-backed securities has recently experienced high volatility and a lack of liquidity. As a result, the value of many of these securities has significantly declined.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.

Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in real estate investment trusts (“REITs”) may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Repurchase Agreement Risk These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.

Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the

Underlying Funds, including exchange-traded funds, in which it invests, including the risk that the Underlying Funds will not perform as expected. The Fund indirectly pays a portion of the expenses incurred by the Underlying Funds.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.

U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.

When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class A shares. The returns in the bar chart do not reflect the deduction of any applicable Class A sales charge. If these charges were reflected, returns would be lower than those shown. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and additional indexes, including an index that provides a comparison relevant to the Fund’s allocation to fixed income investments (Bloomberg Barclays U.S. Aggregate Bond Index) and an index of funds with similar investment objectives (Lipper Balanced Fund Index). Average annual total returns for Class A shares of the Fund reflect any applicable sales charge. Performance for Class R5, Service Class, Administrative Class, and Class A shares of the Fund for periods prior to the Fund’s inception date (06/20/11) is based on the performance of a predecessor MassMutual separate investment account with substantially the same investment objective, policies, and investment strategies as those of the Fund (the “Predecessor Account”); in the case of Class A shares of the Fund, the average annual returns have been adjusted to reflect the deduction of any applicable Class A sales charge. As a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is subject to certain requirements and restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), to which the Predecessor Account was not subject. If the Predecessor Account had been subject to those requirements and restrictions, it might have achieved less favorable investment performance. Because of the difference in tax treatments of the Predecessor Account and the Fund, after-tax performance information is not presented for the ten-year period. Performance for Class I, Class R4, and Class R3 shares of the Fund for periods prior to their inception date (04/01/14) is based on the performance of Class R5 shares, adjusted for Class R4 and Class R3 shares to reflect Class R4 and Class R3 expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class A Shares

Highest Quarter:	2Q ’09,	17.97%	Lowest Quarter:	4Q ’08,	-	21.15%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

Average Annual Total Returns

(for the periods ended December 31, 2016)

		One Year	Five Years	Ten Years
Class A	Return Before Taxes	0.79%	7.09%	3.51%
	Return After Taxes on Distributions	0.29%	5.19%	N/A
	Return After Taxes on Distributions and Sale of Fund Shares	0.61%	5.44%	N/A
Class I	Return Before Taxes	7.53%	8.84%	4.36%
Class R5	Return Before Taxes	7.44%	8.79%	4.34%
Service Class	Return Before Taxes	7.33%	8.72%	4.31%
Administrative Class	Return Before Taxes	7.27%	8.64%	4.26%
Class R4	Return Before Taxes	7.14%	8.44%	3.98%
Class R3	Return Before Taxes	6.88%	8.17%	3.73%

	One Year	Five Years	Ten Years
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	11.96%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	2.65%	2.23%	4.34%
Lipper Balanced Fund Index (reflects no deduction for taxes)	7.20%	8.32%	5.01%

MANAGEMENT

Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Managers:

Bruce Picard Jr., CFA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

Frederick (Rick) Schulitz, CFA, CAIA is an Investment Director and portfolio manager at MML Advisers. He has managed the Fund since its inception.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors, and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone, or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MML Advisers or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.